UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 8, 2006 (December 7, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY		10038 (Zip Code)
(Address of principal executive office)

(212) 651-7700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

MortgageIT Holdings, Inc. (the ‘‘Company’’) currently anticipates that the closing of the previously announced acquisition of the Company by Deutsche Bank will occur on January 2, 2007.

The anticipated closing date is subject to the satisfaction of various closing conditions, including the receipt of all required regulatory approvals. Consequently, no assurance can be given that the closing conditions will be met in order to effect a January 2, 2007 closing.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed ‘‘filed’’ for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of the information in Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

* * * * *

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that relate to future, not past, events. In this context, forward-looking statements often address the Company’s expected future business and financial performance, and often contain words such as ‘‘expects,’’ ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘will’’ or other similar words or expressions. Forward-looking statements address matters that are, to different degrees, uncertain and include, among other things, statements based on the current economic environment and management’s current expectations and beliefs, and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements are inherently subject to significant economic, competitive, and other contingencies that are beyond the control of management. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in the Company’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (‘‘SEC’’) on March 15, 2006 and from time to time in the Company’s other SEC filings. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.
	By:	/s/ ANDY OCCHINO
Andy Occhino Secretary
Date: December 8, 2006